EXHIBIT 21


                   CALENERGY COMPANY, INC.

               SUBSIDIARIES AND JOINT VENTURES

Corporations:

    COSO HOTSPRINGS INTERMOUNTAIN POWER, INC.        Delaware
    CHINA LAKE OPERATING COMPANY                     Delaware
    COSO TECHNOLOGY CORPORATION                      Delaware
    COSO FUNDING CORP.                               Delaware
    CHINA LAKE GEOTHERMAL MANAGEMENT COMPANY         Delaware
    CHINA LAKE PLANT SERVICES, INC.                  California
    COSO HOTSPRINGS OVERLAND POWER, INC.             Delaware
    CE GEOTHERMAL, INC.                              Delaware
    WESTERN STATES GEOTHERMAL COMPANY                Delaware
    INTERMOUNTAIN GEOTHERMAL COMPANY                 Delaware
    CE CIS-FSU, Inc.                                 Delaware
    CALENERGY DEVELOPMENT CORPORATION                Delaware
    CALIFORNIA ENERGY YUMA CORPORATION               Utah
    ROSE VALLEY PROPERTIES, INC.                     Delaware
    CBE ENGINEERING CO.                              California
    CE EXPLORATION COMPANY                           Delaware
    CE NEWBERRY, INC.                                Delaware
    CE HUMBOLDT, INC.                                Delaware
    CALENERGY INTERNATIONAL SERVICES, INC.           Delaware
    AMERICAN PACIFIC FINANCE COMPANY                 Delaware
    CALIFORNIA ENERGY GENERAL CORPORATION            Delaware
    GILBERT/CBE INDONESIA L.L.C.                     Nebraska
    CE INTERNATIONAL INVESTMENTS, INC.               Delaware
    CE MAHANAGDONG LTD.                              Bermuda
    CE LUZON GEOTHERMAL POWER COMPANY, INC.          Philippines
    CE PHILIPPINES LTD.                              Bermuda
    ORMOC CEBU LTD.                                  Bermuda
    CE CEBU GEOTHERMAL POWER COMPANY, INC.           Philippines
    CE INDONESIA LTD.                                Bermuda
    HIMPURNA CALIFORNIA ENERGY LTD.                  Bermuda
    CE COLOMBIA LTD.                                 Bermuda
    BALI ENERGY LTD.                                 Bermuda
    CE CASECNAN LTD.                                 Bermuda
    CE LATIN AMERICA LTD.                            Bermuda
    PATUHA POWER, LTD.                               Bermuda
    CE SINGAPORE LTD.                                Bermuda
    CALENERGY INTERNATIONAL LTD.                     Bermuda
    CE CASECNAN WATER AND ENERGY COMPANY, INC.       Philippines
    CE BALI LTD.                                     Bermuda
    CE IJEN LTD.                                     Bermuda
    CE ASIA LTD.                                     Bermuda
    CE OVERSEAS LTD.                                 Bermuda
    MAGMA POWER COMPANY                              Nevada
    DESERT VALLEY COMPANY                            California
    VULCAN POWER COMPANY                             Nevada
    CALENERGY OPERATING CORPORATION                  Delaware
    SALTON SEA POWER COMPANY                         Nevada
    IMPERIAL MAGMA                                   Nevada
    MAGMA LAND COMPANY I                             Nevada
    MAGMA GENERATING COMPANY II                      Nevada
    MAGMA GENERATING COMPANY I                       Nevada
    PEAK POWER CORPORATION                           California
    FISH LAKE POWER COMPANY                          Delaware
    CALIFORNIA ENERGY MANAGEMENT COMPANY             Delaware
    SALTON SEA FUNDING CORPORATION                   Delaware
    SALTON SEA ROYALTY COMPANY                       Delaware
    TONGONAN POWER INVESTMENT, INC.                  Philippines
    MAGMA NETHERLANDS B.V.                           Netherlands
    NORMING INVESTMENTS B.V.                         Netherlands
    CALIFORNIA ENERGY RETAIL COMPANY, INC.           Delaware
    CALENERGY IMPERIAL VALLEY COMPANY, INC.          Delaware
    SLUPO I B.V.                                     Netherlands
    BN GEOTHERMAL INC.                               Delaware
    CONEJO ENERGY COMPANY                            California
    NIGUEL ENERGY COMPANY                            California
    SAN FELIPE ENERGY COMPANY                        California
    BIOCLEAN FUELS INC.                              Delaware
    CE/FS HOLDING COMPANY, INC.                      Delaware
    CALENERGY BCF, INC.                              Delaware
    CE ALBERTA BIOCLEAN, INC.                        Delaware
    AMERICAN PACIFIC FINANCE COMPANY II              Delaware
    FALCON SEABOARD RESOURCES, INC.                  Texas
    FALCON SEABOARD ENERGY CORPORATION               Texas
    FALCON SEABOARD OIL COMPANY                      Texas
    FALCON SEABOARD PIPELINE CORPORATION             Texas
    FALCON SEABOARD POWER CORPORATION                Texas
    FALCON SEABOARD GAS COMPANY                      Texas
    POWER RESOURCES, INC.                            Texas
    BIG SPRING PIPELINE COMPANY                      Texas
    SECI HOLDINGS, INC.                              Delaware
    FALCON POWER OPERATING COMPANY                   Texas
    NORCON HOLDINGS, INC.                            Delaware
    SARANAC ENERGY COMPANY, INC.                     Delaware
    NORTHERN CONSOLIDATED POWER, INC.                Delaware
    NORTH COUNTRY GAS PIPELINE CORPORATION           New York
    CE POWER, INC.                                   Delaware
    CE ELECTRIC, INC.                                Delaware
    CE ELECTRIC UK plc                               England/Wales
    NORTHERN ELECTRIC PLC                            England/Wales
    NORTHERN ELECTRIC GENERATION LIMITED             England/Wales
    NORTHERN ELECTRIC (OVERSEAS HOLDINGS) LIMITED    England/Wales
    NORTHERN ELECTRIC PROPERTIES LIMITED             England/Wales
    NORTHERN ELECTRIC FINANCE PLC                    England/Wales
    NORTHERN TRACING AND COLLECTION SERVICES LIMITED England/Wales
    GAS UK LIMITED                                   England/Wales
    CALENERGY GAS (HOLDINGS) LIMITED                 England/Wales
    NORTHERN ELECTRIC SHARE SCHEME TRUSTEE LIMITED   England/Wales
    NORTHERN TRANSPORT FINANCE LIMITED               England/Wales
    NORTHERN ELECTRIC RETAIL LIMITED                 England/Wales
    NORTHERN ELECTRIC DISTRIBUTION LIMITED           England/Wales
    NORTHERN ELECTRIC SUPPLY LIMITED                 England/Wales
    NORTHERN METERING SERVICES LIMITED               England/Wales
    NORTHERN UTILITY SERVICES LIMITED                England/Wales
    NORTHERN ELECTRIC TELECOM LIMITED                England/Wales
    NORTHERN ELECTRIC TRANSPORT LIMITED              England/Wales
    NORTHERN INFORMATION SYSTEMS LIMITED             England/Wales
    NORTHERN ELECTRIC TRAINING LIMITED               England/Wales
    NORTHERN ELECTRIC GENERATION (TPL) LIMITED       England/Wales
    NORTHERN ELECTRIC GENERATION (CPS) LIMITED       England/Wales
    NORTHERN ELECTRIC GENERATION (NPL) LIMITED       England/Wales
    NORTHERN ELECTRIC GENERATION (PEAKING) LIMITED   England/Wales
    NORTHERN ELECTRIC INSURANCE SERVICES LIMITED     Isle of Man
    CALENERGY GAS (UK) LIMITED                       England/Wales
    CE INDONESIA GEOTHERMAL, INC.                    Delaware
    CALENERGY MINERALS, INC.                         Delaware
    CE INDONESIA FUNDING CORP.                       Delaware
    CEABC CO.                                        Delaware
    CEXYZ CO.                                        Delaware
    CE ELECTRIC (NY), INC.                           New York
    NEPTUNE POWER LTD                                England/Wales
    CALENERGY GAS (POLSKA) SP. Z O.O.                Poland
    CE (BERMUDA) FINANCING LTD.                      Bermuda
    CALENERGY GAS (PIPELINES) LIMITED                England/Wales
    POLSKA POWER SP. Z O.O.                          Poland
    SALTON SEA POWER L.L.C.                          Delaware
    KIEWIT ENERGY COMPANY                            Delaware
    KIEWIT ENERGY PACIFIC HOLDINGS CORP.             Delaware
    KIEWIT ENERGY U.K. INC.                          Delaware
    KIEWIT ENERGY INTERNATIONAL (BERMUDA) LTD.       Bermuda
    CE SALTON SEA INC.                               Delaware
    AURORA I, L.L.C.                                 Delaware
    CE AURORA I, INC.                                Delaware
    NORTHERN AURORA, INC.                            Delaware
    CALENERGY MINERALS LLC                           Delaware

Joint Ventures/Partnerships:


    COSO ENERGY DEVELOPERS                           California
    COSO FINANCE PARTNERS                            California
    COSO POWER DEVELOPERS                            California
    COSO TRANSMISSION LINE PARTNERS                  California
    COSO FINANCE PARTNERS II                         California
    COSO LAND COMPANY                                California
    CHINA LAKE JOINT VENTURE                         California
    COSO GEOTHERMAL COMPANY                          California
    YUMA COGENERATION ASSOCIATES                     Utah
    GILBERT/CBE, L.P.                                Nebraska
    VULCAN/BN GEOTHERMAL POWER COMPANY               Nevada
    LEATHERS, L.P.                                   California
    ELMORE, L.P.                                     California
    DEL RANCH, L.P. (HOCH)                           California
    SALTON SEA BRINE PROCESSING, L.P.                California
    SALTON SEA POWER GENERATION L.P.                 California
    ALTO PEAK POWER COMPANY                          Philippines
    VISAYAS GEOTHERMAL POWER COMPANY                 Philippines
    SARANAC POWER PARTNERS, L.P.                     Delaware
    NORCON POWER PARTNERS, L.P.                      Delaware
    CE ELECTRIC UK HOLDINGS                          England/Wales
    VIKING POWER LTD                                 England/Wales
    SEAL SANDS NETWORK LIMITED                       England/Wales
    CE ELECTRIC UK FUNDING COMPANY                   England/Wales